Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including additional amendments thereto) with respect to the Common Shares, without par value, of Oi S.A. – In Judicial Reorganization. This Joint Filing Agreement shall be filed as an Exhibit to such Statement. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED as of this 27th day of September, 2018.

BROOKFIELD ASSET MANAGEMENT INC.

/s/ AJ Silber
By: AJ Silber
Title: Vice President

PARTNERS LIMITED

/s/ Brian D. Lawson
By: Brian D. Lawson
Title: President

PF FUND LIMITED PARTNERSHIP

By: 2518154 Ontario Limited, its General Partner
/s/ AJ Silber
By: AJ Silber
Title: Vice President

BROOKFIELD CREDIT OPPORTUNITIES MASTER FUND, L.P.

By: Brookfield Asset Management Private Institutional Capital Adviser (Credit), LLC, its Investment Manager
/s/ Anthony Bavaro
By: Anthony Bavaro
Title: Vice President

BROOKFIELD CREDIT OPPORTUNITIES CO-INVEST (B), L.P.

By: Brookfield Asset Management Private Institutional Capital Adviser (Credit), LLC, its Investment Manager
/s/ Anthony Bavaro
By: Anthony Bavaro
Title: Vice President

OC 538 OFFSHORE FUND, L.P.

By: Brookfield Asset Management Private Institutional Capital Adviser (Credit), LLC, its Investment Manager
/s/ Anthony Bavaro
By: Anthony Bavaro
Title: Vice President

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CREDIT), LLC

/s/ Anthony Bavaro
By: Anthony Bavaro
Title: Vice President

BROOKFIELD CREDIT OPPORTUNITIES FUND GP, LLC

/s/ Anthony Bavaro
By: Anthony Bavaro
Title: Vice President

BROOKFIELD CAPITAL PARTNERS (BERMUDA) LTD.

/s/ Jane Sheere
By: Jane Sheere
Title: Secretary
OC 538 GP, LTD.

/s/ Robert Paine
By: Robert Paine
Title: Director

2518154 ONTARIO LIMITED

/s/ AJ Silber
By: AJ Silber
Title: Vice President